Virtus AlphaSector RotationSM Fund,

a series of Virtus Opportunities Trust

Supplement dated June 8, 2011 to the Prospectuses

dated January 31, 2011 and March 15, 2011, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MAY 13, 2011 TO THE ABOVE-REFERENCED PROSPECTUSES. THIS SUPPLEMENT CORRECTS THE CLASS I INCEPTION DATE AND ASSOCIATED BENCHMARK PERFORMANCE INFORMATION AS IT APPEARED IN THE PRIOR SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

The performance information appearing in the fund’s current summary prospectus and statutory prospectus is hereby supplemented with the information shown below. On September 29, 2009, F-Squared Investments, Inc., became the fund’s subadviser and changed the fund’s principal strategies to those currently described in the fund’s prospectuses. The performance information in the bar chart and table below show performance only since F-Squared began as subadviser to the fund.

The following disclosure is hereby inserted following the performance bar chart and table currently appearing in the fund’s summary prospectus and on page 6 of the fund’s statutory prospectus:

Supplemental Performance Information

On September 29, 2009, F-Squared Investments, Inc. became the fund’s subadviser and the fund’s principal strategies were changed to those described in the fund’s prospectus. The bar chart and table below show performance only since F-Squared began as subadviser to the fund.

Calendar year total returns for Class A Shares

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: 3Q/2010: 13.11%	Worst Quarter: 2Q/2010: -12.53%	Year to Date (3/31/11): 5.60%

Average Annual Total Returns (for the periods ended 12/31/10)

Returns reflect the deduction of maximum sales charges and full redemption at end of periods shown.

	1 year	Since Inception 9/29/2009*	Since Inception 9/29/2009*	Since Inception 10/1/09
Class A
Return Before Taxes	7.30%	9.86%	—	—
Return After Taxes on Distributions	7.09%	9.65%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	8.38%	—	—
Class C
Return Before Taxes	12.90%	—	14.31%	—
Class I
Return Before Taxes	14.11%	—	—	18.68%
S&P 500 Index (reflects no deduction of fees, expenses or taxes)	15.06%	16.88%	16.88%	19.74%
*	F-Squared began managing the fund on September 29, 2009.

The disclosure under “Management” on page 6 is hereby supplemented to indicate that F-Squared Investments, Inc. has been the fund’s subadviser since September 2009.

Also, in order to clarify its meaning, the disclosure in Appendix A in the fund’s statutory prospectus is hereby amended to include the following introductory paragraph. The disclosure pertaining to the fund is also included below for context.

In a series of transactions designed to align Virtus’ retail mutual fund offerings along product lines, in 2007, certain of the Virtus Mutual Funds were reorganized into identical funds that were series of a different Delaware statutory trust than the original funds. These reorganizations had no material effect on the reorganized funds. The specifics of each of these reorganizations are described below.

Virtus AlphaSector Rotation Fund

The Virtus AlphaSector Rotation Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Builder PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund therefore has adopted the past performance of the Predecessor Fund as its own. The performance tables include the performance of the shares of the Predecessor Fund prior to the Virtus AlphaSector Rotation Fund’s commencement date.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020/ASRF PerfTables2 (6/11)